SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 21, 2010

TRI-TECH HOLDING INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5D, Tower A, 2 Building Business Center

Jinyuan Shidai, No. 2 E. Road

Landianchang, Haidian District

Beijing, People’s Republic of China 100097

(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-10) 8887-6366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Resignation of Independent Registered Public Accountant

(i) On April 21, 2010, the Chairman of the Audit Committee of the Board of Directors of the Registrant received notice from Mao & Company, CPAs, Inc. (“MaoCo”) indicating that MaoCo did not intend to stand for reappointment as the Registrant’s independent registered public accountant for the year ending December 31, 2010 and accordingly resigned effective April 21, 2010.

(ii) MaoCo’s audit reports on the financial statements of the Registrant for its two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion; nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) While MaoCo made the decision to resign and not to stand for reappointment as the Registrant’s independent registered public accountant, on April 23, 2010, the Board of Directors of the Registrant unanimously approved the change of independent registered public accountant to Bernstein & Pinchuk LLP, an independent member of the BDO Seidman Alliance.

(iv) During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, the Registrant has had no disagreements with MaoCo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaoCo, would have caused MaoCo to make reference to the subject matter of such disagreements in its report on the Registrant’s financial statements for such periods.

(v) During the Registrant’s two most recent fiscal years and through the date of this Current Report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K.

(vi) The Registrant provided MaoCo with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that MaoCo furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. Attached as Exhibit 16.1 hereto is a copy of MaoCo’s letter to the SEC dated April 27, 2010, which confirms that MaoCo agrees with the statements in this Current Report on Form 8-K.

New Independent Registered Public Accountant

(i) On April 23, 2010, the Registrant engaged Bernstein & Pinchuk LLP as its independent registered public accountant to audit the Registrant’s financial statements. The decision to engage Bernstein & Pinchuk LLP was recommended by the audit committee of the Registrant’s Board of Directors and was then unanimously approved by the Registrant’s Board of Directors present at a Board meeting called for such purpose.

(ii) During the Registrant’s two most recent fiscal years and through the date of the engagement of Bernstein & Pinchuk LLP, the Registrant did not consult with Bernstein & Pinchuk LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iii) Prior to the engagement of Bernstein & Pinchuk LLP, Bernstein & Pinchuk LLP did not provide the Registrant with any written or oral advice that Bernstein & Pinchuk LLP concluded was an important factor considered by the Registrant in reaching any decision as to any accounting, auditing or financial reporting issue.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

Not Applicable.

(b) Pro forma financial information.

Not Applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

16.1	Letter from Mao & Company, CPAs, Inc. to the Securities and Exchange Commission dated April 27, 2010.

99.1	Press Release dated April 27, 2010 titled “Tri-Tech Holding Inc. Announces Engagement of Bernstein & Pinchuk LLP as Independent Auditors.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-TECH HOLDING INC.

	By:	/s/ Warren Zhao
Warren Zhao
Chief Executive Officer
Dated: April 27, 2010

EXHIBIT INDEX

Number	Description of Exhibit

16.1	Letter from Mao & Company, CPAs, Inc. to the Securities and Exchange Commission dated April 27, 2010.

99.1	Press Release dated April 27, 2010 titled “Tri-Tech Holding Inc. Announces Engagement of Bernstein & Pinchuk LLP as Independent Auditors.”

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